Arbitral Award, Settlement Agreement and Mining Data Sale (Details Narrative)	Mar. 31, 2021 USD ($) $ / shares
Arbitral Award Settlement Agreement And Mining Data Sale
Total Award	$ 740,300,000
Settlement Agreement	1,032,000,000.000
[custom:VenezuelaAgreedToPayForAward-0]	792
Venezuela Agreed To Pay For Mining Data	240,000,000
Payments Made Pursuant To Settlement Agreement	254,000,000
Amount Due And Unpaid Including Interest	908,000,000
Interest Due	$ 130,000,000
Amount Of Proceeds Cvr Holders Entitled To | $ / shares	$ 0.05466
Cumulative Amount Paid To Cvr Holders	$ 10,000,000.0
Increase In Obligation To Cvr Holders	$ 60,000
Bonus Percentage Of First Two Hundred Million Collected	128.00%
Bonus Percentage Thereafter	640.00%
Cumulative Amount Paid To Bonus Plan Participants	$ 4,400,000
Increase In Obligation To Bonus Plan Participants	$ 70,000